EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

I, Bruce Beaty, Chief Executive Officer and President of Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Registrants”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)

The Registrants’ Annual Report on Form 10-K for the year ended October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

Date:  January 29, 2013

/s/ Bruce Beaty

Bruce Beaty

Chief Executive Officer and President